                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                        Rule 13e-3 Transaction Statement

                        (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934)

                                 Amendment No. 3


                               ALASKA GOLD COMPANY
--------------------------------------------------------------------------------
                              (Name of the Issuer)

                               ALASKA GOLD COMPANY
                         MUELLER ACQUISITION CORPORATION
                            MUELLER INDUSTRIES, INC.
--------------------------------------------------------------------------------
                       (Name of Persons Filing Statement)

                          Common Stock, $0.10 Par Value
--------------------------------------------------------------------------------
                         (Title of Class of Securities)


                                     0117310
--------------------------------------------------------------------------------
                      (CUSIP Number of Class of Securities)

                                 Gary L. Barker
                               Alaska Gold Company
                                2959 N. Rock Road
                             Wichita, Kansas  67226
                                 (316) 636-6316

                                 With a copy to:

                               Neil Novikoff, Esq.
                            Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street
                            New York, New York  10022

--------------------------------------------------------------------------------
          (Name, Address and Telephone Number of Persons Authorized to
     Receive Notice and Communications on Behalf of Person Filing Statement)

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14(b)-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c)
          [Section 240.13e(c)] under the Securities Exchange Act of 1934.

b. [ ] The filing of a registration statement under the Securities Act of 1933.

c.   [ ]  A tender offer.

d.   [ ]  None of the above.

Check the following box if the soliciting materials or in-formation statement referred to in checking box (a) are preliminary copies: [X].

                            Calculation of Filing Fee


Transaction Valuation: $187,500.00*     Amount of Filing Fee: $37.50

* Based upon 750,000 shares of common stock, par value $0.10 per share, of Alaska Gold Company (the "SHARES"), to be converted into the right to receive $0.25 in cash per Share. The amount of the filing fee, calculated in accordance with Regulation 240.0-11 of the Securities Exchange Act of 1934, equals 1/50th of one percent of the transaction value.

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:  $37.50

Form or Registration No.:  File No. 1-7241

Filing Party:  Alaska Gold Company

Date Filed:  September 13, 1995


                               Page 1 of 19 Pages

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ITEMS 1 THROUGH 15

          This joint Rule 13e-3 Transaction Statement is being filed by Alaska Gold Company, a Delaware corporation ("ALASKA GOLD" or the "COMPANY"), Mueller Industries, Inc., a Delaware corporation ("MUELLER"), and Mueller Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Mueller Industries, Inc. ("MUELLER ACQUISITION"). Alaska Gold, Mueller and Mueller Acquisition are affiliates.

          This Rule 13e-3 Transaction Statement is being filed in anticipation of, and the Agreement and Plan of Merger attached as Exhibit (c) hereto contemplates, the completion of a merger pursuant to which Mueller Acquisition will merge with and into Alaska Gold, with Alaska Gold being the surviving corporation (the "MERGER"). Upon the consummation of the Merger, each share of Alaska Gold's common stock, par value $.10 per share (the "SHARES"), other than certain Shares held by Mueller, and by stockholders who perfect their dissenters' rights, will be converted into the right to receive $0.25 in cash per Share.

          The information contained in the proxy statement (the "PROXY STATEMENT") filed concurrently herewith with the Securities and Exchange Commission (the "COMMISSION") in connection with such transactions, a copy of which is annexed hereto as Exhibit (d), is incorporated herein by reference in its entirety in answer to Items 1 through 15 of this Rule 13e-3 Transaction Statement, as set forth in the Cross Reference Sheet on the following pages. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Proxy Statement.

ITEM 16. ADDITIONAL INFORMATION

     The information contained in the Proxy Statement filed concurrently herewith with the Commission in connection with this Rule 13e-3 Transaction Statement is incorporated herein by reference in its entirety.

ITEM 17.  MATERIAL TO BE FILED AS EXHIBITS

     Exhibit (a)         Not Applicable.

     Exhibit (b)         Not Applicable.

     Exhibit (c)(1)      Agreement and Plan of Merger, dated as of September 1,
                         1995, by and among Alaska Gold, Mueller and Mueller
                         Acquisition (the "Merger Agreement"), is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.


                               Page 2 of 19 Pages

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     Exhibit (c)(2)      Amendment No. 1 to the Merger Agreement, is
                         incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

     Exhibit (d)         Proxy Statement of the Company in connection with the
                         Special Meeting of Shareholders, including Annexes thereto.

     Exhibit (e)         The appraisal rights and the procedure for exercising
                         such appraisal rights under Delaware law are described in (1) "INTRODUCTION -- Appraisal Rights"; "SUMMARY --
                         Appraisal Rights" and "SPECIAL FACTORS -- Appraisal
                         Rights" and (2) Annex B, in each case of the Proxy
                         Statement attached as Exhibit (d) hereto.

     Exhibit (f)         Not Applicable.


                                  Page 3 of 19 Pages

                              CROSS REFERENCE SHEET




        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

1.   Issuer and Class of
     Security Subject to the
     Transaction
     (a) Notice of Special Meeting of Shareholders; and Front Cover Page of the Proxy Statement.

     (b)                        "DESCRIPTION OF COMPANY STOCK"

     (c) "SUMMARY -- Recent Market Prices"; "DESCRIPTION OF COMPANY STOCK -- Recent Market Prices"; and "BUSINESS OF THE COMPANY -- Management's Discussion and Analysis of Results of Operations and Financial Condition"

     (d) "SUMMARY -- Dividends"; "DESCRIPTION OF COMPANY STOCK -- Dividends"; and "BUSINESS OF THE COMPANY -- Management's Discussion and Analysis of Results of Operations and Financial Condition"

     (e)                        Not Applicable.

     (f) "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Certain Transactions in Company Stock"


                               Page 4 of 19 Pages

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        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

2.   Identity and Background    This Schedule 13E-3 is being filed by Alaska
                                Gold (the issuer of the subject security), Mueller (an 85% shareholder of Alaska Gold) and
                                Mueller Acquisition (a wholly owned subsidiary of Mueller). Each of the above are affiliated and none of the above are natural persons.

     (a)-(d); (g)               Notice of Special Meeting of Shareholders;
                                "INTRODUCTION -- Matters to be Considered at the Meeting"; "CERTAIN INFORMATION REGARDING NEWCO,
                                THE MAJOR SHAREHOLDER AND THE SURVIVING
                                CORPORATION"; "BUSINESS OF THE COMPANY"

     (e)-(f) None of Alaska Gold, Mueller and Mueller Acquisition, nor to the best of their knowledge, other persons with respect to whom information is required to be provided in response to this Item, during the past five years, has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); or
                                (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.


                               Page 5 of 19 Pages

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        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   ----------------------------------------------

3.   Past Contracts,
     Transactions or
     Negotiations

     (a)(1)                     "BUSINESS OF THE COMPANY -- Transactions with
                                Affiliates"

     (a)(2); (b)                "SUMMARY -- The Merger, -- Recommendation of the
                                Board of Directors, Fairness of Transaction, and
                                -- Purpose and Reasons for the Merger"; "SPECIAL
                                FACTORS -- Background of the Merger, --
                                Proceedings and Recommendation of the Board, Fairness of the Transaction, Reports and Appraisals, -- Structure and Purpose of the
                                Merger, and -- Certain Effects of the Merger, --
                                Interests of Certain Persons in the Merger,
                                Conflicts of Interest, -- Financing of the
                                Merger"; "THE MERGER"; Annex A

4.   Terms of Transaction

     (a) "SUMMARY -- The Merger, -- Financing of the Merger, -- Conditions to the Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Financing of the Merger"; "THE MERGER"; ANNEX A

     (b)                        Notice of Special Meeting of Shareholders;
                                "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; "THE MERGER"


                               Page 6 of 19 Pages

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        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

5.   Plans or Proposals of the
     Issuer or Affiliate

     (a)-(e) "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; "THE MERGER -- General, -- Conditions to the Merger, Waiver"; "CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION"

     (f)-(g) "SPECIAL FACTORS -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Current Information: Delisting and Deregistration"

6.   Source and Amounts of
     Funds or Other
     Consideration

     (a) "SUMMARY -- Financing of the Merger"; "SPECIAL FACTORS -- Financing of the Merger"

     (b) "SUMMARY -- Financing of the Merger, -- Expenses of the Merger"; "SPECIAL FACTORS -- Financing of the Merger, -- Expenses of the Merger"; "THE MERGER -- Certain Covenants of the Company and Newco"

     (c)                        Not Applicable.

     (d)                        Not Applicable.


                                  Page 7 of 19 Pages

        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

7.   Purpose(s), Alternatives,
     Reasons and Effects

     (a)-(c) "SUMMARY -- Background of the Merger, -- Timing of the Merger, -- Recommendation of Board of Directors, Fairness of Transaction, -- Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger, -- Alternatives to the Merger, -- Certain Effects of the Merger"

     (d)                        "SUMMARY -- Federal Income Tax Consequences";
                                "THE MERGER"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Certain Effects of the Merger, -- Certain Federal Income Tax; Consequences of the Merger"

8.   Fairness of the
     Transaction

     (a)-(c) "SUMMARY -- Recommendation of the Board of Directors, Fairness of the Transaction, -- Other Opinions, -- Interests of Certain Persons in the Merger, Conflicts of Interest"; "SPECIAL FACTORS -- Proceedings of the Board, -- Fairness of the Merger, Fairness of the Transaction, -- Reports and Appraisals, -- Structure and Purpose of the Merger, -- Interests of Certain Persons in the Merger, Conflicts of Interest"

     (f)                        Not Applicable.


                                  Page 8 of 19 Pages

        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

9.   Reports, Opinions,
     Appraisals and Certain
     Negotiations

     (a) "SUMMARY -- Other Opinions"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Reports and Appraisals"

     (b)                        Not Applicable.

     (c)                        Not Applicable.

10.  Interest in Securities of
     the Issuer

     (a) "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Beneficial Ownership"

     (b) "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Certain Transactions in Company Stock"

11.  Contracts, Arrangements    "SUMMARY -- The Merger, -- Required Vote, --
     or Understandings with     Recommendation of Board of Directors, Fairness
     Respect to the Issuer's    of Transaction"; "SPECIAL FACTORS -- Proceedings
     Securities                 of the Board, Fairness of the Transaction"; "THE
                                MERGER -- General, -- Conditions to the Merger,
                                Waiver, -- Certain Covenants of the Company and
                                Newco"; "THE MERGER -- Required Vote"; Annex A


                                  Page 9 of 19 Pages

        Schedule 13E-3            Caption in Proxy Statement or
         Item Number              Notice of Special Meeting
-----------------------------   ------------------------------

12.  Present Intention and
     Recommendation of Certain
     Persons with Regard to
     the Transaction

     (a)-(b) "INTRODUCTION -- Voting at the Meeting, -- Proxies"; "SUMMARY -- The Merger, -- Required Vote, -- Recommendation of Board of Directors, Fairness of the Transaction"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger"; "THE MERGER -- Required Vote"

13.  Other Provisions of the
     Transaction

     (a) "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights"; "SPECIAL FACTORS -- Appraisal Rights"; Annex B

     (b)                        Not Applicable.

     (c)                        Not Applicable.

14.  Financial Statements

     (a) "SUMMARY -- Selected Consolidated Financial Data"; "BUSINESS OF THE COMPANY -- Selected Consolidated Financial Data"; Financial Statements of the Company (as set forth in the F-pages) accompanying the Proxy Statement

     (b) Financial Statements of the Company (as set forth in the F-pages) accompanying the Proxy Statement


                               Page 10 of 19 Pages

        Schedule 13E-3                  Caption in Proxy Statement or
         Item Number                      Notice of Special Meeting
-----------------------------   -----------------------------------------------

15.  Persons and Assets
     Employed, Retained or
     Utilized

     (a)-(b) CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION


                               Page 11 of 19 Pages

Item 16.  ADDITIONAL INFORMATION.

          The Proxy Statement, including the Financial Statements of the Company contained therein and the Annexes attached thereto, is hereby incorporated by reference in its entirety.


Item 17.  MATERIAL TO BE FILED AS EXHIBITS.

     Exhibit (a)    Not Applicable.

     Exhibit (b)    Not Applicable.

     Exhibit (c)(1) Agreement and Plan of Merger, dated as of September 1, 1995, by and among Alaska Gold, Mueller and Mueller Acquisition (the "Merger Agreement"), is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

     Exhibit (c)(2) Amendment No. 1 to the Merger Agreement, is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

     Exhibit (d)    Proxy Statement of the Company in connection with the
                    Special Meeting of Shareholders, including Annexes thereto.

     Exhibit (e)    The appraisal rights and the procedure for exercising such appraisal rights under Delaware law are described in (1)
                    "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal
                    Rights" and "SPECIAL FACTORS -- Appraisal Rights" and (2)
                    Annex B, in each case of the Proxy Statement attached as Exhibit (d) hereto.

     Exhibit (f)    Not Applicable.


                               Page 12 of 19 Pages

                                   SIGNATURES

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


Dated:  February 12, 1996

                             ALASKA GOLD COMPANY


                             By: /s/ Gary L. Barker
                                ---------------------------
                                Name:   Gary L. Barker
                                Title:  President


                             MUELLER ACQUISITION CORPORATION


                             By: /s/ William H. Hensley
                                ---------------------------
                                Name:   William H. Hensley
                                Title:  President and Secretary


                             MUELLER INDUSTRIES, INC.


                             By: /s/ William H. Hensley
                                ---------------------------
                                Name:   William H. Hensley
                                Title:  Vice President,
                                        General Counsel and Secretary


                               Page 13 of 19 Pages

Item 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

          (a) The name of the Issuer of the class of equity security which is the subject of the Rule 13e-3 transaction is Alaska Gold Company and the address of its principal executive offices is 2959 North Rock Road, Wichita, Kansas 67226. All cross references in this Statement refer to captions in the Proxy Statement.

          (b) The relevant information set forth on the Cover Page of the Proxy Statement and under the caption "DESCRIPTION OF COMPANY STOCK" is incorporated herein by reference.

          (c) The relevant information set forth under the captions "SUMMARY -- Recent Market Prices"; "DESCRIPTION OF COMPANY STOCK -- Recent Market Prices"; "RECENT MARKET PRICES, DIVIDEND HISTORY"; and "Management's Discussion and Analysis of Results of Operations and Financial Condition -- Recent Market Prices" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SUMMARY -- Dividends"; "DESCRIPTION OF COMPANY STOCK -- Dividends"; "RECENT MARKET PRICES, DIVIDEND HISTORY"; and "Management's Discussion and Analysis of Results of Operations and Financial Condition -- Dividends" is incorporated herein by reference.

          (e)  Not Applicable.

          (f) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY -- Certain Transactions in Company Stock" is incorporated herein by reference.

Item 2.  IDENTITY AND BACKGROUND.

          (a)-(d) This Statement is being filed by Mueller, Mueller Acquisition and the Company (the last being the issuer of the subject security). The relevant information set forth on the Cover Page of the Proxy Statement and set forth under the captions "INTRODUCTION -- Matters to be Considered at the Meeting"; "CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION"; and "BUSINESS OF THE COMPANY" is incorporated herein by reference.

          (e) and (f) None of Alaska Gold, Mueller and Mueller Acquisition, nor to the best of their knowledge, other persons with respect to whom information is provided in response to this Item was, during the past five years, (i) convicted in a criminal


                                  Page 14 of 19 Pages
proceeding (excluding traffic violations or similar misdemeanors); or (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.

          (g)  Not applicable.

Item 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

          (a)(1) The relevant information set forth under the caption "BUSINESS OF THE COMPANY -- Transactions with Affiliates" is incorporated herein by reference.

          (a)(2) and (b) The relevant information set forth under the captions "SUMMARY -- The Merger, -- Recommendation of the Board of Directors, Fairness of Transaction and -- Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Proceedings and Recommendation of the Board, Fairness of the Transaction, Reports and Appraisals, -- Structure and Purpose of the Merger, and -- Certain Effects of the Merger, -- Interests of Certain Persons in the Merger, Conflicts of Interest, -- Financing of the Merger"; "THE MERGER"; and "ANNEX A" is incorporated herein by reference.

Item 4.  TERMS OF THE TRANSACTION.

          (a) The relevant information set forth under the captions "SUMMARY -- The Merger, -- Financing of the Merger," "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger"; -- Financing of the Merger"; "THE MERGER" and Annex A is incorporated herein by reference.

          (b) The relevant information set forth under the captions "Notice of Special Meeting of Shareholders"; "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; and "THE MERGER" is incorporated herein by reference.

Item 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

          (a)-(e) The relevant information set forth under the captions "INTRODUCTION -- Matters to be Considered at the Meeting"; "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; "THE MERGER -- General, -- Conditions to the Merger, Waiver"; and "CERTAIN INFORMATION REGARDING NEWCO,


                               Page 15 of 19 Pages

THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION" is incorporated herein by reference.

          (f)-(g) The relevant information set forth under the captions "SPECIAL FACTORS -- Structure and Purpose of the Merger, -- Certain Effects of the Merger"; and "BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK OF THE COMPANY -- Current Information: Delisting and Deregistration" is incorporated herein by reference.

Item 6.  SOURCE AND AMOUNTS OF FUNDS OR OTHER CONSIDERATION.

          (a) The relevant information set forth under the captions "SUMMARY -- Financing of the Merger" and "SPECIAL FACTORS -- Financing of the Merger" is incorporated herein by reference.

          (b) The relevant information set forth under the captions "SUMMARY -- Financing of the Merger, -- Expenses of the Merger"; "SPECIAL FACTORS -- Financing of the Merger, -- Expenses of the Merger"; and "THE MERGER -- Certain Covenants of the Company and Newco" is incorporated herein by reference.

          (c)  Not Applicable.

          (d)  Not Applicable.

Item 7.  PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

          (a)-(c) The relevant information set forth under the captions "SUMMARY -- Background of the Merger, -- Timing of the Merger, -- Recommendation of Board of Directors, Fairness of Transaction, -- Purpose and Reasons for the Merger"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger, -- Alternatives to the Merger, and -- Certain Effects of the Merger" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SUMMARY -- Federal Income Tax Consequences"; "THE MERGER"; "SPECIAL FACTORS -- Background of the Merger, -- Structure and Purpose of the Merger, -- Certain Effects of the Merger, and -- Certain Federal Income Tax Consequences of the Merger" is incorporated herein by reference.

Item 8.  FAIRNESS OF THE TRANSACTION.

          (a) The relevant information set forth under the captions "SUMMARY -- Recommendation of the Board of Directors,


                               Page 16 of 19 Pages

Fairness of the Transaction"; Other Opinions, -- Interests of Certain Persons in the Merger, Conflicts of Interest"; and "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Fairness of the Merger, -- Reports and Appraisals, -- Structure and Purpose of the Merger, -- Interests of Certain Persons in the Merger" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction and -- Fairness of the Merger" is incorporated herein by reference.

          (c) The relevant information set forth under the captions "SUMMARY -- Required Vote" and "THE MERGER -- Required Vote" is incorporated herein by reference.

          (d) The relevant information set forth under the captions "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction, Reports and Appraisals" is incorporated herein by reference.

          (e) The relevant information set forth under the caption "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction" is incorporated herein by reference.

          (f)  Not Applicable.

Item 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

          (a) The relevant information set forth under the captions "SUMMARY -- Other Opinions"; "SPECIAL FACTORS -- Proceedings and Recommendation of the Board, Fairness of the Transaction, and -- Reports and Appraisals" is incorporated herein by reference.

          (b)  Not Applicable.

          (c)  Not Applicable.

Item 10.  INTEREST IN SECURITIES OF THE ISSUER.

          (a) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "BENEFICIAL OWNERSHIP OF SHARES OF THE COMPANY -- Certain


                               Page 17 of 19 Pages

Transactions in Company Stock" is incorporated herein by reference.

Item 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

          The relevant information set forth under the captions "SUMMARY -- The Merger"; -- Required Vote, -- Recommendation of Board of Directors, Fairness of Transaction"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction"; "THE MERGER -- General," -- Conditions to the Merger, Waiver, Certain Covenants of the Company and Newco" and "Annex A" is incorporated herein by reference.

Item 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

          (a) and (b) The relevant information set forth under the captions "INTRODUCTION -- Voting at the Meeting, -- Proxies"; "SUMMARY -- The Merger, -- Required Vote, -- Recommendation of the Board of Directors, Fairness of the Transaction"; "SPECIAL FACTORS -- Proceedings of the Board, Fairness of the Transaction, -- Structure and Purpose of the Merger"; and "THE MERGER -- Required Vote" is incorporated herein by reference.

Item 13.  OTHER PROVISIONS OF THE TRANSACTION.

          (a) The relevant information set forth under the captions "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights"; "SPECIAL FACTORS -- Appraisal Rights"; and "ANNEX B" is incorporated herein by reference.

          (b)  Not Applicable.

          (c)  Not Applicable.

Item 14.  FINANCIAL INFORMATION.

          (a) The relevant information set forth under the captions "SUMMARY -- Selected Consolidated Financial Data" and "FINANCIAL STATEMENTS" is incorporated herein by reference.

          (b) The relevant information set forth under the caption "FINANCIAL STATEMENTS -- Pro Forma Financial Data" is incorporated herein by reference.


                               Page 18 of 19 Pages

Item 15.  PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

          (a) and (b) The relevant information set forth under the caption "CERTAIN INFORMATION REGARDING NEWCO, THE MAJOR SHAREHOLDER AND THE SURVIVING CORPORATION" is incorporated herein by reference.

Item 16.  ADDITIONAL INFORMATION.

          The information set forth in the Proxy Statement, including the Financial Statements of the Company contained therein and the Annexes attached thereto, is incorporated herein by reference in its entirety.

Item 17.  MATERIAL TO BE FILED AS EXHIBITS.

          (a)     Not applicable.

          (b)     Not applicable.

          (c)(1) Agreement and Plan of Merger, dated as of September 1, 1995, by and among Mueller Industries, Inc., Mueller Acquisition Corporation and the Company (the "Merger Agreement"), is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

          (c)(2) Amendment No. 1 to the Merger Agreement, is incorporated by reference to Annex A to the Proxy Statement attached as Exhibit (d) hereto.

          (d) Proxy Statement of the Company in connection with the Special Meeting of Shareholders, including Annexes thereto.

          (e) The appraisal rights and the procedure for exercising such appraisal rights under Delaware law are described in (1) "INTRODUCTION -- Appraisal Rights"; "SUMMARY -- Appraisal Rights"; and "SPECIAL FACTORS -- Appraisal Rights" and (2) Annex B, in each case of the Proxy Statement attached as Exhibit (d) hereto.

          (f)     Not applicable.


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